Exhibit 10.2

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER PUBLISHING, INC.

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

BOOK-MART PRESS, INC.

DOVER PUBLICATIONS, INC.

RESEARCH & EDUCATION ASSOCIATION, INC.

MOORE-LANGEN PRINTING COMPANY, INC.

FEDERAL MARKETING CORP.

                                                Dated as of:  September 24, 2007

RBS Citizens, National Association (successor by merger

  to Citizens Bank of Massachusetts),

  Individually and as Agent

28 State Street

Boston, Massachusetts  02109

KeyBank National Association

286 Water Street

Augusta, Maine 04332

Sovereign Bank (a federal savings bank)

75 State Street

Boston, Massachusetts  02109

Wells Fargo Bank, N.A.

One Boston Place

Boston, Massachusetts 02108

JPMorgan Chase Bank, N.A.

2 Corporate Drive, 7th Floor

Shelton, CT 06484

                Re:          Amendment No. 5 to Amended and Restated Revolving Credit Agreement

Ladies and Gentlemen:

                We refer to the Amended and Restated Revolving Credit Agreement, dated as of

March 31, 2003 (as amended, the “Agreement”), among COURIER CORPORATION, COURIER COMPANIES, INC., COURIER PUBLISHING, INC., COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC., DOVER PUBLICATIONS, INC., RESEARCH & EDUCATION ASSOCIATION, INC., MOORE-LANGEN PRINTING COMPANY, INC. and FEDERAL MARKETING CORP. (each a “Borrower” and collectively the “Borrowers”), RBS CITIZENS, NATIONAL ASSOCIATION (successor by merger to CITIZENS BANK OF MASSACHUSETTS), in its capacity as a Bank (“Citizens”), SOVEREIGN BANK, in its capacity as a Bank (“Sovereign”), KEYBANK NATIONAL ASSOCIATION, in its capacity as a Bank (“Key”), JPMORGAN CHASE BANK, N.A., in its capacity as a Bank (“JPM”) and WELLS FARGO BANK, N.A. in its capacity as a Bank (“Wells Fargo”; and together with Citizens, Sovereign, Key and JPM, the “Banks”), and RBS CITIZENS, NATIONAL ASSOCIATION (successor by merger to CITIZENS BANK OF MASSACHUSETTS, in its capacity as agent for the Banks (the “Agent”).

                Terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

                We have requested you to make certain amendments to the Agreement.  You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment.

                Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:

ARTICLE I

AMENDMENTS TO AGREEMENT

Effective as of September 24, 2007, the Agreement is amended as follows:

(a)                                  The term “Loan Documents” shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include Amendment No. 5 to Amended and Restated Revolving Credit Agreement.

(b)                                 Section 5.29 of the Agreement is amended to read in its entirety as follows:

                “[Intentionally Omitted.]”

(c)                                  The Borrowers have informed the Agent and the Banks that Courier Foreign Sales Corporation Limited (“CFSCL”) was terminated on February 3, 2007.  Accordingly, CFSCL is no longer a Subsidiary and the term “Borrower” or

“Borrowers” shall no longer be deemed to also mean and include CFSCL.  Further, Exhibit F to the Agreement is amended by deleting therefrom all references to CFSCL.

(d)                                 The Borrowers having informed the Agent and the Banks that Courier Publishing, Inc., a Massachusetts corporation, (“CPI”) is a Subsidiary, the term “Borrower” or “Borrowers” shall, wherever used in any of the Loan Documents, be deemed to also mean and include CPI.  It is the express understanding and intention of the parties hereto that CPI shall hereafter be entitled to make borrowings in accordance with the terms and conditions of the Agreement, and shall hereafter be bound, on a joint and several basis, by all of the terms and conditions of the Agreement, and all of the Obligations of the Borrowers under (and as defined in) the Agreement, as if it was an original signatory thereto, including, without limitation, the representations, warranties and covenants contained therein and the obligation to repay all amounts owing under the Agreement and the Notes in accordance with the respective terms thereof.

(e)                                  Exhibits A-1 and A-2 to the Agreement are each amended: (i) by adding CPI as a new signatory and Borrower thereunder for all purposes thereof, and (ii) by deleting CFSCL as a signatory and Borrower thereunder for all purposes thereof.

(f)                                    Exhibit F to the Agreement is amended by inserting the following with respect to CPI:

Name	Place of Incorporation	Address	Jurisdictions

Courier Publishing, Inc.	MA	15 Wellman Ave. North Chelmsford, MA 01863	MA

ARTICLE II

AMENDMENT TO NOTES

Effective as of September 24, 2007, each of the Notes is amended by adding CPI as a Borrower and signatory to such Notes.  By its execution of this Amendment, CPI confirms its agreement to be bound, on a joint and several basis, by all of the terms and conditions contained therein, and further confirms that it shall be deemed to be a signatory to each of the Notes.

ARTICLE III

CONDITIONS PRECEDENT TO AMENDMENT NO. 5

This Amendment shall become and be effective as of the date hereof, but only if it shall have been signed by the Borrowers, the Agent and the Banks.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

                The Borrowers jointly and severally represent and warrant to you as follows:

                (a)           Representations in Agreement.  Each of the representations and warranties made by the Borrowers in the Agreement was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Amendment (except to the extent that such representations and warranties relate expressly to an earlier date).

                (b)           No defaults or Events of Default.  No Event of Default, or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, exists on the date of this Amendment (after giving effect to all of the arrangements and transactions contemplated by this Amendment).

                (c)           Binding Effect of Documents.  This Amendment has been duly authorized, executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein and therein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

ARTICLE V

MISCELLANEOUS

                This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.  Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents shall remain unmodified, and the Agreement and each of the Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

                If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, whereupon this Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

Very truly yours,

The Borrowers:

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER PUBLISHING, INC.

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

BOOK-MART PRESS, INC.

DOVER PUBLICATIONS, INC.

RESEARCH & EDUCATION ASSOCIATION,  INC.

MOORE-LANGEN PRINTING

  COMPANY, INC.

FEDERAL MARKETING CORP.

By:	s/ Lee Cochrane
	Name:	Lee Cochrane
	Title:	Vice President and Treasurer

The foregoing Amendment is hereby accepted by the undersigned as of September 24, 2007.

The Banks:

RBS CITIZENS, NATIONAL ASSOCIATION

(successor by merger to CITIZENS BANK OF

MASSACHUSETTS)

By:	s/ Frank J. Grueter
	Name:	Frank J. Grueter, III
	Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION

By:	s/ John T. Ravis
	Name:	John T. Ravis
	Title:	Vice President

SOVEREIGN BANK (a federal savings bank)

By:	s/ Penny Garver
	Name:	Penny Garver
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	s/ D. S. Farquhar
	Name:	D. Scott Farquhar
	Title:	Vice President

WELLS FARGO BANK, N.A.

By:	s/ David M. Crane
	Name:	David M. Crane
	Title:	Vice President

The Agent:

RBS CITIZENS, NATIONAL ASSOCIATION

(successor by merger to CITIZENS BANK OF

MASSACHUSETTS)

By:	s/ Frank J. Grueter
	Name:	Frank J. Grueter, III
	Title:	Senior Vice President